UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 7, 2008

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400 Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

We previously filed a Current Report on Form 8-K, or the “Original Form 8-K,” on April 11, 2008, reporting our acquisition of our interest in the Hilltop Village Apartments, located in Kansas City, Missouri, as described in the Original Form 8-K. We are filing this Form 8-K/A, Amendment No. 1, to amend the Original Form 8-K to provide the financial information required by Item 9.01 of the Securities and Exchange Commission’s (the “Commission”) Form 8-K.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) are incorporated herein by reference to pages F-1 through F-8 of our prospectus supplement no. 11, dated April 24, 2008 and filed in Post-Effective Amendment No. 8 to Paladin Realty Income Properties, Inc.’s Registration Statement on Form S-11 (File No. 333-113863), which was filed with the Commission on April 24, 2008.

(b) Pro forma financial information.

The financial statements required by Item 9.01(b) are incorporated herein by reference to pages F-1 through F-8 of our prospectus supplement no. 11, dated April 24, 2008 and filed in Post-Effective Amendment No. 8 to Paladin Realty Income Properties, Inc.’s Registration Statement on Form S-11 (File No. 333-113863), which was filed with the Commission on April 24, 2008.

(d) Exhibits

10.1	Multifamily Note, effective as of November 30, 2007, made by Park Hill Partners I, LLC in favor of NorthMarq Capital, Inc.

10.2	Multifamily Deed of Trust, Assignment of Rents and Security Agreement, effective as November 30, 2007, by Park Hill Partners I, LLC in favor of NorthMarq Capital, Inc.

10.3	Guaranty, dated November 30, 2007, by James E. Lippert in favor NorthMarq Capital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: May 12, 2008	By:	/s/ John A. Gerson
John A. Gerson Chief Financial Officer

EXHIBIT INDEX

10.1	Multifamily Note, effective as of November 30, 2007, made by Park Hill Partners I, LLC in favor of NorthMarq Capital, Inc.

10.2	Multifamily Deed of Trust, Assignment of Rents and Security Agreement, effective as November 30, 2007, by Park Hill Partners I, LLC in favor of NorthMarq Capital, Inc.

10.3	Guaranty, dated November 30, 2007, by James E. Lippert in favor NorthMarq Capital, Inc.